Calculation of Filing Fee Tables
S-3
Duke Energy CORP
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Common Stock, par value $0.001 per share	457(r)	6,000,000,000		$ 6,000,000,000.00	0.0001381	$ 828,600.00
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 6,000,000,000.00		$ 828,600.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 10,188.85
			Net Fee Due:						$ 818,411.15
Offering Note
[1]	This "Calculation of Filing Fee Table" shall be deemed to update the "Calculation of Registration Fee" table in Registration Statement No. 333-290475. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. Calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to Rule 457(p) under the Securities Act, the Registrant hereby partially offsets the registration fee due in connection with this filing against the $10,188.85 remaining balance from the initial $165,300 registration fee associated with unsold securities, which registration fee was previously paid by the Registrant in connection with the filing of the Prospectus Supplement filed pursuant to Rule 424(b)(5) under the Prior Registration Statement, which was initially filed with the Securities and Exchange Commission on November 10, 2022. Pursuant to Rule 457(p) under the Securities Act, the $828,600 filing fee currently due in connection with this filing is offset in part against the $10,188.85 remaining balance for such unsold securities under the Prior Registration Statement resulting in a fee of $818,411.15 remitted with this filing.

Table 2: Fee Offset Claims and Sources	☐Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims	1, 2	Duke Energy Corp	S-3	333-267583	11/10/2022		$ 10,188.85	Equity	Common Stock, par value $0.001 per share		$ 625,000,837.00
Fee Offset Sources		Duke Energy Corp	S-3	333-267583		11/10/2022						$ 10,188.85
Rule 457(p) Statement of Withdrawal, Termination, or Completion:
[1]	The registrant has terminated the offering of unsold securities under the prospectus supplement filed November 10, 2022 (the "Prospectus Supplement") to the prospectus included in its Registration Statement on Form S-3 (Registration No. 333-267583) (the "Prior Registration Statement") filed with the Securities and Exchange Commission on September 23, 2022.

Offset Note
[2]	Calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to Rule 457(p) under the Securities Act, the Registrant hereby partially offsets the registration fee due in connection with this filing against the $10,188.85 remaining balance from the initial $165,300 registration fee associated with unsold securities, which registration fee was previously paid by the Registrant in connection with the filing of the Prospectus Supplement filed pursuant to Rule 424(b)(5) under the Prior Registration Statement, which was initially filed with the Securities and Exchange Commission on November 10, 2022. Pursuant to Rule 457(p) under the Securities Act, the $828,600 filing fee currently due in connection with this filing is offset in part against the $10,188.85 remaining balance for such unsold securities under the Prior Registration Statement resulting in a fee of $818,411.15 remitted with this filing.

Table 3: Combined Prospectuses	☑Not Applicable
	Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Narrative Disclosure
The maximum aggregate offering price of the securities to which the prospectus relates is $6,000,000,000.00. The prospectus is a final prospectus for the related offering.